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                                                                   Exhibit 10.29
                           FIRST AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT


         This First Amendment to Amended and Restated Credit Agreement (this "Amendment"), is entered into as of the 15th day of October, 2000, by and between MORTGAGE PORTFOLIO SERVICES, INC., a Delaware corporation ("Borrower"), NAB ASSET CORPORATION, a Texas corporation ("Guarantor") and BANK UNITED, a federal savings bank, as Agent ("Agent") and the Lenders party hereto, as defined below. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as the same has been or may be amended or supplemented from time to time.

         Section 1. Recitals. Borrower, Guarantor, Agent, and Lenders entered into that certain Amended and Restated Warehousing Credit and Security Agreement dated as of August 28, 2000 (the "Credit Agreement") for the purposes and consideration herein expressed, pursuant to which Lenders agreed to make loans to Borrower as therein provided. Borrower, Guarantor, Agent, and Lenders desire to amend the Credit Agreement, and therefore Borrower, Guarantor, Agent, and Lenders hereby agree as follows, intending to be legally bound:

         Section 2. Amendments. The Credit Agreement is hereby amended and supplemented as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended by the addition or amendment of the following definitions:

                  "Applicable Margin" means, with respect to:

                                    (a) Advances outstanding against A Credit
                           Mortgage Loans, Second Mortgage Loans, High LTV Second Mortgage Loans, or Manufactured Home Loans that are not Aged Mortgage Loans, 175 basis points (1.75%) per annum;

                                    (b) Advances outstanding against Subprime
                           Mortgage Loans that are not Aged Mortgage Loans,
                           187.5 basis points (1.875%) per annum;

                                    (c) Advances outstanding against
                           Construction Mortgage Loans, 225 basis points (2.25%) per annum;

                                    (d) Foreclosure Advances and Repurchased
                           Advances, 275 basis points (2.75%) per annum;

                                    (e) Advances outstanding against Delinquent
                           Loans or Past Due Loans, 275 basis points (2.75%) per annum;

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                  Subsection (d) of the definition of "Collateral Value" is
                  deleted in its entirety, and the following is substituted therefore:

                                    "(d) with respect to any Eligible REO, an
                           amount equal to the least of (a) the appraised value of the Eligible REO at the time of acquisition by Company, as reflected by an appraisal acceptable to Administrative Agent; or (ii) the principal balance of the Mortgage Note relating to such Eligible REO as of the date of foreclosure; or (3) the acquisition cost to Company of such Eligible REO, provided, however, that such acquisition cost must be supported by an appraisal or broker's opinion acceptable to Administrative Agent; or (iv) the Market Value of such Eligible REO as determined by the Administrative Agent."

                           "Consolidated Tangible Net Worth" means, as of any
                  date, (a) Company"s Consolidated Net Worth as of such date minus (b) all Consolidated assets of Company which would be classified as intangible assets under GAAP, including Capitalized Servicing Rights, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, deferred charges and intercompany Indebtedness plus (c) ninety percent (90%) of the book value of Capitalized Servicing Rights plus (d) the unpaid principal amount of the Subordinated Debt (without including any accrued interest or payments of interest made by the issuance of additional Indebtedness or otherwise compounded or added to the principal). For purposes of calculating Consolidated Tangible Net Worth, any tax benefits or credits due from Borrower's parent entity to Borrower shall be considered intangible assets and deducted from the calculation of Consolidated Tangible Net Worth.

                  "Termination Date" shall mean August 31, 2001, or such earlier date upon which Lenders' obligation to fund shall be terminated pursuant to the terms of this Agreement.

                  Subsection (k) of the definition of "Unit Collateral Value" is deleted in its entirety, and the following is substituted therefore:

                                    "(k) with respect to each Eligible REO
                           included in the Collateral, seventy percent (70%) of the least of (i) the appraised value of the Eligible REO at the time of acquisition by Company, as reflected by an appraisal acceptable to Administrative Agent; or (ii) the principal balance of the Mortgage Note relating to such Eligible REO as of the date of foreclosure; or (3) the acquisition cost to Company of such Eligible REO, provided, however, that such acquisition cost must be supported by an appraisal or broker's opinion acceptable to Administrative Agent; or (iv) the Market Value of such Eligible REO as determined by the Administrative Agent."

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         (b) Section 2.1(b)(10) of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

                                            "(10) The aggregate amount of
                                    Advances outstanding at any one time against Construction Mortgage Loans shall not exceed FIVE MILLION DOLLARS ($5,000,000.00)."

         (c) Section 2.1(c)(6) of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

                                            "(6) No Foreclosure Advance shall
                                    exceed an amount equal to seventy percent
                                    (70%) of the Collateral Value of the
                                    Foreclosure Mortgage Loan or with respect to REO funded or refinanced from the proceeds of such Foreclosure Advance, seventy percent (70%) of the Collateral Value of the REO."

         (d) Section 2.5(a) of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

                           "(a) The outstanding principal amount of all Advances
                  shall be payable in full on August 31, 2001."

         (e) Section 2.5(a) of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

                           "(a) The outstanding principal amount of all Advances
                  shall be payable in full on August 31, 2001."

         (f) Section 7.6 of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

                  "7.6. Minimum Consolidated Tangible Net Worth. Permit Company's Consolidated Tangible Net Worth to be less than FIVE MILLION AND NO/100 DOLLARS ($5,000,000)."

         (g) In connection with the execution of this Amendment, Borrower will deliver to the Lenders new promissory notes (the "Credit Notes") dated as of October 15, 2000, and payable to the Lenders, which Credit Notes are given to Lenders in replacement of the promissory notes dated as of August 28, 2000, executed by Borrower and payable to the order of the Lenders (the "Original Restated Notes"), as more fully set out in each such Replacement Note, and not in novation or discharge thereof. The definition of the term "Notes" in the Credit Agreement is hereby amended to mean the Credit Notes and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof. In addition to the Credit Notes, Borrower will deliver to the Agent a new swingline promissory note (the "Swingline Note") dated as of October 15, 2000, and payable to Agent,

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         which Swingline Note is given to Agent in replacement of the swingline promissory note dated as of August 28, 2000, executed by Borrower and payable to the order of Agent (the "Original Swingline Note") as more fully set out in such Original Swingline Note, and not in novation or discharge thereof. The definition of the term "Swingline Note" in the Credit Agreement is hereby amended to mean the Swingline Note and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

         Section 3. Representations. Borrower represents and warrants that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

         Section 4. Continued Force and Effect. Except as specifically amended herein or heretofor, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein," and words of similar import shall be deemed to be references to the Credit Agreement as amended hereby. Any reference in the other Loan Documents to the "Agreement," the "Line of Credit Agreement," "Warehouse Agreement," or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any references in the Credit Agreement or any of the Loan Documents to the Notes, or the Credit Notes shall be deemed to be references to the Credit Notes and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

         Section 5. Consent and Ratification by Guarantor. Guarantor joins in the execution of this Amendment for, among other things, the purpose of ratifying its Guaranty dated as of August 28, 2000 (the "Guaranty"), which guarantees the payment of the indebtedness evidenced by the Credit Agreement and the Credit Notes. GUARANTOR (i) CONSENTS TO THE TERMS OF THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN, (ii) RATIFIES AND CONFIRMS THE GUARANTY, WHICH IS IN FULL FORCE AND EFFECT IN ACCORDANCE WITH ITS TERMS, AND (iii) ACKNOWLEDGES THAT THE GUARANTY IS NOT SUBJECT TO ANY CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS OF ANY NATURE WHATSOEVER.

         Section 6. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Loan Documents. Borrower and Guarantor hereby acknowledge, agree, and represent that (i) Borrower is indebted to Lenders pursuant to the terms of the Credit Notes; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of Borrower to Lenders under the Credit Notes, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents;
(iv) neither Borrower nor Guarantor has any claims, offsets, defenses or counterclaims arising from the Agent's or any of the Lenders' acts or omissions with

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respect to the Loan Documents, or the Agent's or Lenders' performance under the
Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower and Guarantor, as of the date hereof; (vi) Borrower promises to pay to the order of Lenders the indebtedness evidenced by the Credit Notes according to the terms thereof; and (vii) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of Borrower's obligations under the terms and provisions of the Loan Documents. In consideration of the modification of certain provisions of the Loan Documents, all as herein provided, and the other benefits received by Borrower and Guarantor hereunder, Borrower and Guarantor hereby RELEASE, RELINQUISH and forever DISCHARGE Agent and Lenders, and each of their respective predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Lender Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower or Guarantor have, or may have against Lender Released Parties, arising out of or with respect to any and all transactions relating to the Credit Agreement, the Original Replacement Notes, the Credit Notes, the Original Swingline Note, the Swingline Note, the Guaranty, and the other Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Lender Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims, any violation of the Texas Free Enterprise Antitrust Act or any violation of federal antitrust acts.

         Section 7. Severability. In the event any one or more provisions contained in the Credit Agreement, this Amendment, or any of the Loan Documents should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

         Section 8. Expenses. Borrower agrees to pay all out-of-pocket costs and expenses (including reasonable fees and expenses of legal counsel) of Agent in connection with the preparation, operation, administration and enforcement of this Amendment.

         Section 9. Ratification of Agreements. Except as amended hereby, Borrower ratifies and confirms that Credit Agreement, the Credit Notes, and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired

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by this Amendment and secures the payment and performance of all indebtedness and obligations of Borrower under the Credit Notes, the Credit Agreement, and all other Loan Documents, as modified hereby. Each of the undersigned officers of Borrower and Guarantor executing this Amendment represent and warrant that he has full power and authority to execute and deliver this Amendment on behalf of Borrower and Guarantor, respectively, that such execution and delivery has been duly authorized, and that the resolutions and affidavits previously delivered to Agent, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

         Section 10. No Waiver. Borrower and Guarantor agree that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Agent and Lenders, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

         Section 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

         Section 12. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 13. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT, THE CREDIT NOTES, THE GUARANTY, AND THE OTHER LOAN DOCUMENTS, ALL AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

           THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         [SIGNATURES ON FOLLOWING PAGE]


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         EXECUTED and effective as of the dates first written above.


BORROWER:                                                   LENDERS
---------                                                   -------

MORTGAGE PORTFOLIO SERVICES,
INC., a Delaware corporation                                BANK UNITED, A FEDERAL SAVINGS BANK


By: /s/ Alan Ferree                                         By: /s/ Patrick C. Freeman


GUARANTOR                                                          Percentage Share:  66.7273%

NAB ASSET CORPORATION, a Texas corporation
                                                            RESIDENTIAL FUNDING
By: /s/ Alan Ferree                                         CORPORATION
        Alan K. Ferree, Senior Vice President

AGENT                                                       By: /s/ Thomas M. Clement


BANK UNITED, A FEDERAL SAVINGS BANK                                Percentage Share:  33.2727%


By: /s/ Patrick C. Freeman



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